THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. THE SALE TO THE HOLDER OF THESE SECURITIES AND OF THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF
THESE SECURITIES ARE NOT COVERED BY A REGISTRATION STATEMENT UNDER THE ACT OR REGISTRATION UNDER STATE SECURITIES LAWS. THESE SECURITIES HAVE BEEN ACQUIRED, AND SUCH SHARES OF COMMON STOCK MUST BE ACQUIRED, FOR INVESTMENT ONLY AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF REGISTRATION OF THE RESALE THEREOF OR AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                         Right to Purchase _________ Shares   of
                                         Common Stock of V-ONE Corporation


                                V-ONE CORPORATION

                          COMMON STOCK PURCHASE WARRANT


            V-ONE CORPORATION,  a Delaware  corporation (the "Company"),  hereby
certifies   that,  for  value   received,   ________________,   a  _____________
corporation, or registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time or from time to time after _:__ _.m., New York City Time on October __,1999, and before 5:00 p.m., New York City time, on the Expiration Date (as defined herein), _____________ fully paid and nonassessable shares of Common Stock, $.001 par value, of the Company at a purchase price per share equal to the Purchase Price (as hereinafter defined). The number of such shares of Common Stock and the Purchase Price are subject to adjustment as provided in this Warrant.

            As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

            (a) The term "Business Day" as used herein shall mean a day on which the New York Stock Exchange is open for business.

            (b) The term "Common Stock" includes the Company's Common Stock, $.001 par value per share, as authorized on the date hereof, and any other securities into which or for which the Common Stock may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

            (c) The term "Company" shall include V-ONE Corporation and any corporation that shall succeed to or assume the obligation of V-ONE Corporation hereunder.

            (d) The term "Expiration Date" refers to October __, 2003.

            (e) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the Holder of this Warrant at any time shall be entitled to receive, or shall have received, on the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 4.

            (f) The term "Purchase Price" shall mean $_______, subject to adjustment as provided in this Warrant.

            1.    EXERCISE OF WARRANT.

            1.1 EXERCISE AT OPTION OF HOLDER. This Warrant may be exercised by the Holder hereof in full or in part at any time or from time to time during the exercise period specified in the first paragraph hereof until the Expiration Date by surrender of this Warrant and the subscription form annexed hereto (duly executed) by such Holder, to the Company at its principal office, accompanied by payment, in cash or by certified or official bank check payable to the order of the Company in the amount obtained by multiplying (a) the number of shares of Common Stock designated by the Holder in the subscription form by (b) the Purchase Price then in effect. On any partial exercise, the Company will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, providing in the aggregate on the face or faces thereof for the purchase of the number of shares of Common Stock for which such Warrant or Warrants may still be exercised.

            1.2 NET ISSUANCE. Notwithstanding anything to the contrary contained in Section 1.1, the Holder may elect to exercise this Warrant in whole or in part by receiving shares of Common Stock equal to the net issuance value (as determined below) of this Warrant, or any part hereof, upon surrender of this Warrant at the principal office of the Company together with notice of such election, in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

            X = Y (A-B)
                -------
                   A

      Where:      X =   the  number of  shares of Common  Stock to  be issued to
                        the Holder

                  Y = the number of shares of Common Stock as to which this Warrant is to be exercised

                  A = the "current fair market value of one share of Common Stock" (as defined below) calculated as of the last trading day immediately preceding the exercise of this Warrant

                  B =   the Purchase Price

            As used herein, "current fair market value of one share of Common Stock" as of a specified date shall mean with respect to each share of Common Stock the average of the closing bid prices of the Common Stock on the principal securities market on which the Common Stock may at the time be traded over a period of five Business Days consisting of the day as of which the current fair market value of a share of Common Stock is being determined (or if such day is not a Business Day, the Business Day next preceding such day) and the four consecutive Business Days prior to such day. If on the date for which current fair market value is to be determined the Common Stock is not eligible for trading on any securities market, the current fair market value of Common Stock shall be the highest price per share that the Company could then obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, unless prior to such date the Company has become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the current fair market value of the Common Stock shall be deemed to be the value received by the holders of the Company's Common Stock for each share thereof pursuant to the Company's acquisition.

            2. DELIVERY OF STOCK CERTIFICATES, ETC., ON EXERCISE. As soon as practicable after the exercise of this Warrant, and in any event within three days thereafter, the Company at its expense (including the payment by it of any applicable issue or stamp taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct, a certificate or certificates for the number of fully paid and nonassessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, in such denominations as may be requested by such Holder, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then current fair market value (as determined in accordance with subsection 1.2) of one full share, together with any other stock or other securities any property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise. Upon exercise of this Warrant as provided herein, the Company's obligation to issue and deliver the certificates for Common Stock shall be absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, any waiver or consent with respect to any provision thereof, the recovery of any judgment against any person or any action to enforce the same, any failure or delay in the enforcement of any other obligation of the Company to the Holder, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other person, and irrespective of any other circumstance that might otherwise limit such obligation of the Company to the Holder in connection with such exercise. If the Company fails to issue and deliver the certificates for the Common Stock to the Holder pursuant to the first sentence of this paragraph as and when required to do so, in addition to any other liabilities the Company may have hereunder and under applicable law, the Company shall pay or reimburse the Holder on demand for all out-of-pocket expenses including, without limitation, fees and expenses of legal counsel incurred by the Holder as a result of such failure.

            3. ADJUSTMENT FOR DIVIDENDS IN OTHER STOCK, PROPERTY, ETC.; RECLASSIFICATION, ETC. In case at any time or from time to time, all the holders of Common Stock (or Other Securities) shall have received, or (on or after the record date fixed for the determination of stockholders eligible to receive) shall have become entitled to receive, without payment therefor,

            (a) other or additional stock or other securities or property (other than cash) by way of dividend, or

            (b) any cash (excluding cash dividends payable solely out of earnings or earned surplus of the Company), or

            (c) other or additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, recapitalization, combination of shares or similar corporate rearrangement, other than additional shares of Common Stock (or Other Securities) issued as a stock dividend or in a stock-split (adjustments in respect of which are provided for in Section 5), then and in each such case the Holder of this Warrant, on the exercise hereof as provided in Section 1, shall be entitled to receive the amount of stock and other securities and property (including cash in the cases referred to in subdivisions (b) and (c) of this Section 3) that such Holder would hold on the date of such exercise if on the date hereof the Holder had been the holder of record of the number of shares of Common Stock called for on the face of this Warrant and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and all such other or additional stock and other securities and property (including cash in the case referred to in subdivisions (b) and (c) of this Section 3) receivable by the Holder as aforesaid during such period, giving effect to all adjustments called for during such period by Section 4.

            4. EXERCISE UPON REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge into any other person, (c) effect an exchange of outstanding shares of the Company for securities of any other person or (d) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition of such reorganization, consolidation, merger, share exchange, sale or conveyance, the Company shall cause effective provisions to be made so that the Holder shall have the right thereafter, by exercising this Warrant (in lieu of the shares of Common Stock of the Company purchasable and receivable upon exercise of the rights represented hereby immediately prior to such transaction) to purchase the kind and amount of shares of stock and other securities and property (including cash) receivable upon such reorganization, consolidation, merger, share exchange, sale or conveyance by a holder of the number of shares of Common Stock that might have been received upon exercise of this Warrant immediately prior to such reorganization, consolidation, merger, share exchange, sale or conveyance; PROVIDED, HOWEVER, that in the event (a) the value of the stock, securities or other assets or property (determined in good faith by the Board of Directors of the Company) issuable or payable with respect to one share of Common Stock of the Company purchasable and receivable upon the exercise of the rights represented hereby immediately prior to such transaction is in excess of the Purchase Price hereof in effect at the time of such reorganization, consolidation, merger, share exchange, sale or conveyance (after giving effect to any adjustment in such Purchase Price required to be made under the terms of this Warrant), and (b) the securities, if any, to be received in such reorganization, consolidation, merger, share exchange, sale or conveyance are publicly traded, then if the Company gives the Holder at least 20 Business Days (or such lesser period as the Company gives notice of such transaction to the holders of the outstanding shares of Common Stock) prior notice of such reorganization, merger, share exchange, sale or conveyance this Warrant shall expire unless exercised prior to such reorganization, consolidation, merger, share exchange, sale or conveyance. Any such provision shall include provisions for adjustments in respect of such shares of stock and other securities and property that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The provisions of this Section shall apply to successive reorganizations, consolidations, mergers, share exchanges, sales and conveyances.

            5. ADJUSTMENT FOR EXTRAORDINARY EVENTS. In the event that the Company shall (i) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock, or (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 5. The Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive that number of shares of Common Stock determined by multiplying the number of shares of Common Stock that would be issuable on such exercise as of immediately prior to such issuance by a fraction of which (i) the numerator is the Purchase Price in effect immediately prior to such issuance and (ii) the denominator is the Purchase Price in effect on the date of such exercise.

            6. FURTHER ASSURANCES. The Company will take all action that may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of stock, free from all taxes, liens and charges with respect to the issue thereof, on the exercise of all or any portion of this Warrant from time to time outstanding.

            7.    NOTICES OF RECORD DATE, ETC.  In the event of

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend on, or any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

            (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company or any transfer of all or substantially all of the assets of the Company to or consolidation or merger of the Company with or into any other person, or

            (c)  any  voluntary  or  involuntary  dissolution,   liquidation  or
      winding-up of the Company,

then and in each such event the Company will mail or cause to be mailed to the Holder, at least ten days prior to such record date, a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, (ii) the date on which any such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable on such reorganization, reclassification, recapitalization, transfer, consolidation, merger, dissolution, liquidation or winding-up, and (iii) the amount and character of any stock or other securities, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall also state that the action in question or the record date is subject to the effectiveness of a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or a favorable vote of stockholders if either is required. Such notice shall be mailed at least ten days prior to the date specified in such notice on which any such action is to be taken or the record date, whichever is earlier.

            8. RESERVATION OF STOCK, ETC., ISSUABLE ON EXERCISE OF WARRANTS. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of this Warrant.

            9. TRANSFER OF WARRANT. This Warrant shall inure to the benefit of the successors to and assigns of the Holder. This Warrant and all rights hereunder, in whole or in part, is registrable at the office or agency of the Company referred to below by the Holder hereof in person or by his duly authorized attorney, upon surrender of this Warrant properly endorsed.

            10. REGISTER OF WARRANTS. The Company shall maintain, at the principal office of the Company (or such other office as it may designate by notice to the Holder hereof), a register in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each successor and prior owner of such Warrant. The Company shall be entitled to treat the person in whose name this Warrant is so registered as the sole and absolute owner of this Warrant for all purposes.

            11. EXCHANGE OF WARRANT. This Warrant is exchangeable, upon the surrender hereof by the Holder hereof at the office or agency of the Company referred to in Section 10, for one or more new Warrants of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock that may be subscribed for purchase hereunder, each of such new Warrants to represent the right to subscribe for and purchase such number of shares as shall be designated by said Holder hereof at the time of such surrender.

            12. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

            13. WARRANT AGENT. The Company may, by written notice to the Holder, appoint an agent having an office in the United States of America, for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to Section 1, exchanging this Warrant pursuant to Section 11, and replacing this Warrant pursuant to Section 12, or any of the foregoing, and thereafter any such issuance, exchange or replacement, as the case may be, shall be made at such office by such agent.

            14. REMEDIES. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

            15. NO RIGHTS OR LIABILITIES AS A STOCKHOLDER. This Warrant shall not entitle the Holder hereof to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative action by the Holder hereof to purchase Common Stock, and no mere enumeration herein of the rights or privileges of the Holder hereof, shall give rise to any liability of such Holder for the Purchase Price or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

            16. NOTICES, ETC. All notices and other communications from the Company to the registered Holder of this Warrant shall be mailed by first class certified mail, postage prepaid, at such address as may have been furnished to the Company in writing by such Holder or at the address shown for such Holder on the register of Warrants referred to in Section 10.

            17. INVESTMENT REPRESENTATIONS. By acceptance of this Warrant, the Holder represents to the Company that this Warrant is being acquired for the

Holder's own account and for the purpose of investment and not with a view to, or for sale in connection with, the distribution thereof, nor with any present intention of distributing or selling the Warrant or the Common Stock issuable upon exercise of the Warrant. The Holder acknowledges that the Holder has been afforded the opportunity to meet with the management of the Company and to ask questions of, and receive answers from, such management and the Company's counsel about the business and affairs of the Company and concerning the terms and conditions of the offering of this Warrant, and to obtain any additional information, to the extent that the Company possessed such information or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information otherwise obtained by or furnished to the Holder in connection with the offering of this Warrant. The Holder asserts that it is an "accredited investor" as defined in Rule 501(a)(3) under the Securities Act, it may be considered to be a sophisticated investor, is familiar with the risks inherent in speculative investments such as in the Company, has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the investment in this Warrant and the Common Stock issuable upon exercise of this Warrant, and is able to bear the economic risk of the investment. The Holder acknowledges and agrees that this Warrant and, except as otherwise provided in the Placement Agent Agreement dated as of October 9, 1998 between LaSalle St. Securities, Inc. and the Company, as amended or modified on the date hereof and as subsequently amended or modified from time to time (the "Placement Agreement"), the Common Stock issuable upon exercise of this Warrant (if any) have not been (and at the time of acquisition by the Holder, will not have been or will not be), registered under the Securities Act or under the securities laws of any state, in reliance upon certain exemptive provisions of such statutes. The Holder recognizes and acknowledges that such claims of exemption are based, in part, upon the representations of the Holder contained herein. The Holder further recognizes and acknowledges that, because this Warrant and, except as provided in the Placement Agreement, the Common Stock issuable upon exercise of this Warrant (if any) are unregistered, they may not be eligible for resale, and may only be resold in the future pursuant to an effective registration statement under the Securities Act and any applicable state securities laws, or pursuant to a valid exemption from such registration requirements. Unless the shares of Common Stock have theretofore been registered for resale or are otherwise exempt from registration under the Securities Act, the Company may require, as a condition to the issuance of Common Stock upon the exercise of this Warrant (i) in the case of an exercise in accordance with
Section 1.1 hereof, a confirmation as of the date of exercise of the Holder's representations pursuant to this Section 17 or (ii) in the case of an exercise in accordance with Section 1.2 hereof, an opinion (in form and substance reasonably satisfactory to the Company) of counsel reasonably satisfactory to the Company that the shares of Common Stock to be issued upon such exercise may be issued without registration under the Securities Act.

            18. LEGEND. Unless theretofore registered for resale under the Securities Act or otherwise exempt from registration under the Securities Act in a manner that would no longer require such legend when issued upon exercise of this Warrant and when resold thereafter, each certificate for shares issued upon exercise of this Warrant shall bear the following legend:

            The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws. The sale to the holder of these securities is not covered by a registration statement under the Act or registration under state securities laws. These securities have been acquired for investment only and may not be sold, transferred or assigned in the absence of registration of the resale thereof or an opinion of counsel reasonably acceptable to the Company that such registration is not required.

            19. MISCELLANEOUS. This Warrant and any terms hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement or such change, waiver, discharge or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the internal laws of the State of New York. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

            IN WITNESS WHEREOF, V-ONE Corporation has caused this Warrant to be executed on its behalf by one of its officers thereunto duly authorized.

Dated:  November __, 1998               V-ONE CORPORATION


                                     By:
                                        ______________________________________
                                        Name: Charles B. Griffis
                                        Title: Senior Vice President and Chief
                                                  Financial Officer

                              FORM OF SUBSCRIPTION

                   (To be signed only on exercise of Warrant)

TO V-ONE CORPORATION

      1. The undersigned Holder of the attached original, executed Warrant hereby elects to exercise its purchase right under such Warrant with respect to ______________ shares of Common Stock, as defined in the Warrant, of V-ONE Corporation, a Delaware corporation (the "Company").

      2.    The undersigned Holder (check one):

_____(a) elects to pay the aggregate purchase price for such shares of Common Stock (the "Exercise Shares") (i) by lawful money of the United States or the enclosed certified or official bank check payable in United States dollars to the order of the Company in the amount of $___________, or (ii) by wire transfer of United States funds to the account of the Company in the amount of $____________, which transfer has been made before or simultaneously with the delivery of this Form of Subscription pursuant to the instructions of the Company;

            or

 _____(b) elects to receive shares of Common Stock having a value equal to the value of the Warrant calculated in accordance with Section 1.2 of the Warrant.

      3. Please issue a stock certificate or certificates representing the appropriate number of shares of Common Stock in the name of the undersigned or in such other names as is specified below:

      Name:
               _____________________________________

      Address:
               _____________________________________

               _____________________________________



Dated:
      ____________ ___,____                  ___________________________________
                                             (Signature   must  conform  to name
                                             of   Holder  as  specified  on  the
                                             face of the Warrant)


                                             ___________________________________

                                             ___________________________________
                                                          (Address)